UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant  ☐

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☐  Preliminary Proxy Statement
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☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

ENTERPRISE FINANCIAL SERVICES CORP
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X] No fee required.

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November 21, 2008

Dear Stockholder:

     A Special Meeting of Stockholders (the “Special Meeting”) of Enterprise Financial Services Corp, a Delaware corporation (the “Company”) will be held at the Company’s Support Center at 1281 N. Warson Rd. St. Louis, MO 63132 on Friday, December 12, 2008, at 10:00 a.m. local time.

     The attached Notice of Special Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Special Meeting. Stockholders will be asked to approve a Certificate of Amendment to the Company’s Certificate of Incorporation that will authorize the Company to issue up to 5,000,000 shares of preferred stock of the Company having such designations, powers, preferences, rights, qualifications and limitations as the Board of Directors of the Company may from time to time fix by resolution adopted by the Board of Directors of the Company. Directors and officers of the Company will be present at the Special Meeting to respond to questions that you may have.

     Your vote is important regardless of the number of shares you own or whether you attend the Special Meeting or not. Whether or not you plan to attend the Special Meeting, it is urgent that you vote your shares as soon as possible. If passed, Proposal One may allow the Company to take advantage of less costly capital-raising opportunities provided through new federal programs. If you attend the Special Meeting, you may withdraw your proxy and vote in person, even if you have previously voted.

     We hope that you will attend the meeting and look forward to seeing you there.

Sincerely,

Peter F. Benoist
President & Chief Executive Officer

ENTERPRISE FINANCIAL SERVICES CORP

150 N. Meramec
Clayton, Missouri 63105

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS To be held on Friday, December 12, 2008

     A Special Meeting of the Stockholders (the “Special Meeting”) of Enterprise Financial Services Corp, a Delaware corporation (the “Company”) will be held at the Company’s Support Center at 1281 N. Warson Rd. St. Louis, MO 63132 on Friday, December 12, 2008, at 10:00 a.m. local time.

     The Special Meeting is for the purpose of considering and acting upon the following proposals:

           1. to act on a proposed amendment to the Certificate of Incorporation to authorize issuance of up to 5,000,000 shares of preferred stock of the Company having such designations, powers, preferences, rights, qualifications and limitations as the Board of Directors of the Company may from time to time fix by resolution adopted by the Board of Directors of the Company; and

           2. to conduct such other business as may properly come before the Special Meeting or any adjournments thereof.

     The Company’s Board of Directors is not aware of any other business to come before the Special Meeting.

     Action may be taken on the foregoing proposals at the Special Meeting on the date specified, or on any dates to which, by original or later adjournment, the Special Meeting may be adjourned. The Company’s Board of Directors has fixed the close of business on October 27, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof.

     It is important that your shares be represented and voted at the Special Meeting. As a registered holder, you have three options for voting your shares:

          1. vote via the Internet at www.proxyvote.com;
          2. vote via telephone toll-free at 1-800-690-6903; or
          3. complete and return the proxy card sent to you.

     For Internet or telephone voting, instructions are printed on the proxy card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement. Unless you instruct otherwise, your proxies will vote your shares FOR the amendment to the Certificate of Incorporation to authorize issuance of the preferred stock.

     If your shares are held in the name of a broker, bank or other holder of record, you must follow the instructions you receive from the holder of record to vote your shares. If you desire to vote shares held in street name in person at the Special Meeting, you need to contact your broker, bank or other nominee and ask how to obtain a “legal proxy” to directly vote such shares.

By Order of the Board of Directors,

Noel J. Bortle, Secretary

St. Louis, Missouri
November 21, 2008

The Notice of Special Meeting and Proxy Statement were first mailed to stockholders on or about November 21, 2008. The cost of solicitation of proxies will be borne by the Company. The prompt voting by stockholders will save the expense of further requests for proxies in order to obtain a quorum.

NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE, YOUR VOTE IS IMPORTANT.

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS To be held on Friday, December 12, 2008

INTRODUCTION

     We are sending this proxy statement to you as a stockholder of Enterprise Financial Services Corp, a Delaware corporation, in connection with the solicitation of proxies for a special meeting of stockholders of the Company’s Support Center at 1281 N. Warson Rd. St. Louis, MO 63132 on Friday, December 12, 2008, at 10:00 a.m. local time (the “Special Meeting”). The Company’s Board of Directors (the “Board of Directors”) is soliciting proxies for use at the Special Meeting and at any postponements or adjournments thereof. Only stockholders of the Company of record as of the close of business on October 27, 2008 (the “record date”) will be entitled to vote at the Special Meeting. The proxy solicitation materials for the Special Meeting were first mailed to stockholders of the Company on or about November 21, 2008.

INFORMATION ABOUT THE SPECIAL MEETING

Why is the Company holding a Special Stockholders’ Meeting?

       The Company is holding a Special Meeting for purposes of voting on the following matters:

1.

to act on a proposed amendment to the Certificate of Incorporation of the Company to authorize the issuance of up to 5,000,000 shares of preferred stock of the Company having such designations, powers, preferences, rights, qualifications and limitations as the Board of Directors may from time to time fix by resolution adopted by the Board of Directors; and

2.	to conduct such other business as may properly come before the Special Meeting or any adjournments thereof.

(The full text of the proposed amendment is attached to this proxy statement as Appendix A and incorporated herein by this reference.)

When is the Special Meeting?

      Friday, December 12, 2008 at 10:00 a.m. local time.

Where will the Special Meeting be held?

      At the Company’s Support Center at 1281 N. Warson Rd. St. Louis, MO 63132.

Who can vote at the Special Meeting?

     The Board of Directors has set October 27, 2008 as the record date for the Special Meeting. Common stock is the Company’s only class of voting securities. All stockholders who owned shares of the common stock of the Company at the close of business on the record date may attend and vote at the Special Meeting. On the record date, there were 12,726,975 shares of common stock of the Company outstanding. Shares of common stock of the Company held as of the record date include shares that are held directly in your name as the stockholder of record and those shares of common stock of the Company held for you as a beneficial owner through a stockbroker, bank or other nominee.

     Each stockholder of the Company is entitled to one vote for each share of common stock of the Company held on the record date.

How do I vote my shares of common stock of the Company?

     If your shares of common stock of the company are registered directly in your name with our stock transfer agent, Computershare, you are considered a stockholder of record and the beneficial owner of those shares of common stock of the Company. As a stockholder of record, you have three options for voting your shares:

          1. vote via the Internet at www.proxyvote.com;

          2. vote via telephone toll-free at 1-800-690-6903; or

          3. complete and return the proxy card sent to you.

     For Internet or telephone voting, instructions are printed on the proxy card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement. Unless you instruct otherwise, your proxies will vote your shares FOR the amendment to the Certificate of Incorporation to authorize issuance of the preferred stock.

     If your shares are held in a stock brokerage account or by a bank or other nominee, you are still considered the beneficial owner of those shares of common stock of the Company, but your shares are said to be held in the “street name.” Generally, only stockholders of record may vote in person at the Special Meeting. If your shares are held in street name, you will receive a form from your broker, bank or other nominee seeking instruction as to how your shares should be voted. If you desire to vote shares held in street name in person at the Special Meeting, you need to contact your broker, bank or other nominee and ask how to obtain a “legal proxy” to directly vote such shares.

Can the proxy materials be accessed electronically?

     We are sending the proxy materials to stockholders on or about the date of this proxy statement by first-class U.S. mail. The proxy materials are also available on the Internet and can be accessed at enterprisebank.com.

May I change or revoke my proxy?

     Stockholders who execute proxies retain the right to revoke them at any time before they are exercised. Unless revoked, the shares represented by such proxies will be voted at the Special Meeting and all adjournments thereof. If you are the stockholder of record, you may change or revoke your proxy at any time before the Special Meeting by:

  entering a new vote by Internet or telephone;
  returning a later-dated proxy card;
  sending written notice of revocation to the Secretary of the Company; and/or attending the Special Meeting, notifying the Secretary of the Company of the revocation, and voting by ballot.

     A proxy will not be voted if a particular stockholder attends the Special Meeting and revokes his/her proxy by notifying the Secretary at the Special Meeting. Any stockholder who attends the Special Meeting and revokes his/her proxy may vote in person. However, your attendance at the Special Meeting alone will not revoke your proxy. Proxies solicited by the Company’s Board of Directors will be voted according to the directions given therein. Where no instructions are indicated, proxies will be voted FOR the amendment to the Certificate of Incorporation of the Company to authorize issuance of the preferred stock.

     To change your vote for shares you hold in street name, you will need to follow the instructions provided by your broker, bank or other nominee.

If I vote in advance can I still attend the Special Meeting?

     Yes. You are encouraged to vote promptly by Internet, telephone or by returning a proxy card by mail so that your shares will be represented at the Special Meeting. However, voting your shares does not affect your right to attend the Special Meeting and vote your shares in person.

How many votes must be present to hold the Special Meeting?

     There were 12,726,975 shares of the Company’s common stock issued and outstanding on the record date of October 27, 2008. The Company will have a quorum and will be able to conduct the business of the Special Meeting if the holders of a majority of the shares of the common stock of the Company entitled to vote are present at the Special Meeting, either in person or by proxy. If a quorum is not present at the time the Special Meeting is convened, the Company may adjourn or postpone the Special Meeting.

How many votes are required to approve the proposal?

     Each holder of common stock of the Company is entitled to one vote for each share of common stock of the Company held with respect to each matter to be voted upon. Approval of the proposed amendment to the Certificate of Incorporation of the Company to authorize the issuance of up to 5,000,000 shares of preferred stock of the Company requires a quorum and the affirmative vote of a majority of the shares of common stock of the Company outstanding as of the record date.

     An abstention from voting on a matter by a stockholder present in person or by proxy will have the same legal effect as a vote against the proposal to amend the Certificate of Incorporation of the Company to authorize the issuance of up to 5,000,000 shares of preferred stock of the Company. If a broker, bank or other nominee holder indicates on the proxy card that it does not have the discretionary authority to vote the shares of common stock of the Company it holds of record on the proposal, those shares will not be considered as present and entitled to vote on the proposal.

     All shares of common stock of the Company represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting which are not properly revoked will be voted at the Special Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated, such proxies will be voted FOR the amendment to the Certificate of Incorporation of the Company to authorize issuance of preferred stock of the Company.

Do stockholders have rights of appraisal in regards to the proposal?

     Under applicable Delaware law, the Company’s stockholders are not entitled to appraisal rights with respect to the proposal to approve a Certificate of Amendment to the Company’s Certificate of Incorporation to authorize the issuance of preferred stock.

What is the recommendation of the Company’s Board of Directors?

     The Company’s Board of Directors recommends that each stockholder vote FOR the Certificate of Amendment to the Certificate of Incorporation.

Who pays for the solicitation of proxies?

     The accompanying proxy is being solicited by the Company’s Board of Directors. The Company will bear the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to solicitation by mail, proxies may be solicited in person or by telephone or by other means by the Company’s directors, officers, or employees, none of which will receive additional compensation for the solicitation of proxies. The Company has engaged Broadridge Financial Solutions, Inc., for a fee to be determined, to assist in the distribution and tabulation of proxies. The Company will also reimburse brokerage firms and other nominees, custodians and fiduciaries for costs incurred by them in mailing proxy materials to the beneficial owners of common stock of the Company as of the record date.

Does the Company send multiple proxy statements to two or more security holders who share an address?

     The Company only sends one set of proxy materials to security holders who share the same address and name unless the Company has received contrary instructions. If each security holder desires to have their own copy, they may notify the Company of that fact either orally or in writing. Notifications can be directed to Enterprise Financial Services Corp, 150 N. Meramec, Clayton, Missouri 63105, Attn: Investor Relations or via telephone at (800) 396-8141. Similarly, security holders may also contact the Company if they receive multiple copies of proxy materials and would prefer to receive a single copy in the future.

_________________________

The date of this Proxy Statement is November 21, 2008.

PROPOSAL ONE:
CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION

The Proposed Amendment

     Under the Company’s existing Certificate of Incorporation, the Company does not have the authority to issue preferred stock. If the stockholders approve Proposal One to amend the Certificate of Incorporation pursuant to a certificate of Amendment (the “Certificate of Amendment”), the Company will be authorized to issue up to 5,000,000 shares of preferred stock of the Company having no par value per share (the “Preferred Stock”). The proposed amendment does not change the current number of authorized shares of common stock of the Company. The Preferred Stock to be authorized would have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issuance of such Preferred Stock adopted by the Board of Directors from time to time. As such, the Preferred Stock would be available for issuance without further action by the Company’s common stockholders, except as may be required by applicable law or pursuant to the requirements of the exchange or quotation system upon which the Company’s securities are then trading or quoted.

     The Board of Directors believes that the authorization of the Preferred Stock is advisable and in the best interests of the Company and its stockholders for several reasons. The authorization of the Preferred Stock would permit the Board of Directors to issue such stock without stockholder approvals or delay and, thereby, provide the Company with maximum flexibility in participating, if it so elects, in capital raising opportunities made available by the United States Department of the Treasury (the “Treasury”) pursuant to the recently announced Capital Purchase Program offered under the Emergency Economic Stabilization Act of 2008 (the “Capital Purchase Program”), in structuring acquisitions, joint ventures, strategic alliances and capital-raising transactions and for other corporate purposes. The Preferred Stock would enable the Company to respond promptly to and take advantage of market conditions and other favorable opportunities without incurring the delay and expense associated with calling a special meeting of the stockholders of the Company to approve a contemplated issuance of Preferred Stock. The Board of Directors believes that this will also save costs because it will not have to seek additional stockholder approval to issue shares of the Preferred Stock unless it is required to obtain the approval of the stockholders of the Company for the transaction under the rules of any quotation board or stock exchange to which it is subject. The Company presently contemplates no particular transaction involving the issuance of the Preferred Stock other than consideration of participation in the Capital Purchase Program offered by the Treasury. However, the Board of Directors believes that the Preferred Stock may be a component in any future raising of capital for the benefit of the Company.

     The full text of the proposed Certificate of Amendment is attached to this proxy statement as Appendix A. If the Certificate of Amendment is approved, the Board of Directors will have the authority to make any and all changes to the proposed amendment as it deems necessary to give it effect and cause the Secretary of State of the State of Delaware to accept it for filing. Moreover, the Board of Directors will be authorized to issue the Preferred Stock in one or more series, from time to time, with full or limited voting powers, or without voting powers, and with all designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions upon the Preferred Stock, as may be provided in the resolution or resolutions adopted by the Board of Directors from time to time. The authority of the Board of Directors will include, but not be limited to, the determination or fixing of the following with respect to shares of any class or series of the Preferred Stock:

  the number of shares of the Preferred Stock (up to the number of shares authorized) and designation of any series of the Preferred Stock;

  the liquidation preference, if any, attributed to the shares of the Preferred Stock;

  the dividend rate attributed to the shares of the Preferred Stock and whether dividends are to be cumulative;

  whether shares of the Preferred Stock are to be redeemable, and, if so, whether redeemable for cash, property or rights;

  the rights to which the holders of shares of the Preferred Stock shall be entitled, and the preferences, if any, over any other series;

  whether shares of the Preferred Stock shall be subject to the operation of a purchase, retirement or sinking fund, and, if so, upon what conditions;

  whether shares of the Preferred Stock will be convertible into or exchangeable for shares of any other class or of any other series of any class of capital stock and the terms and conditions of the conversion or exchange;

  the voting powers, full or limited, if any, of shares of the Preferred Stock;

  whether the issuance of any additional shares of the Preferred Stock, or of any shares of any other series, will be subject to restrictions as to issuance, or as to the powers, preferences or rights of any of these other series; and

  any other preferences, privileges and powers and relative, participating, optional or other special rights and qualifications, limitations or restrictions related to the Preferred Stock.

     The actual effect of the issuance of any shares of the Preferred Stock upon the rights of holders of common stock of the Company cannot be stated until the Board of Directors determines the specific rights of any shares of the Preferred Stock. However, the effects might include, among other things, restricting dividends on the common stock of the Company, diluting the voting power of the common stock of the Company, reducing the market price of the common stock of the Company or impairing the liquidation rights of the common stock of the Company without further action by the common stockholders of the Company. Holders of the Company’s common stock will not have preemptive rights with respect to the Preferred Stock.

     Although the Company may consider issuing shares of the Preferred Stock in the future for purposes of raising additional capital or in connection with acquisition transactions, there are currently no binding agreements or commitments with respect to the issuance of the Preferred Stock.

     The authorization of the preferred stock could also operate to provide anti-takeover protection for the Company. In the event of a proposed merger, tender offer or other attempt to gain control of the Company that the Board of Directors does not believe is in the best interests of the Company or its stockholders, the Board of Directors would have the ability to readily issue available shares of preferred stock as a defensive tactic under a stockholder rights plan, in a private placement or in another transaction that causes substantial dilution to a person or group that attempts to acquire control of the Company. Such issuance could occur whether or not our stockholders favorably view the merger, tender offer or other attempt to gain control of the Company. This proposal is not in response to any attempt to acquire control of the Company. Further, this proposal is not an effort by management of the Company to make it more difficult to replace incumbent members of management and is not part of a plan by the Company to adopt a series of anti-takeover measures. The availability of shares of preferred stock will have no current anti-takeover effect because the Board of Directors currently has no definitive plans to utilize preferred stock to entrench present management and no hostile takeover attempts are, to the Board of Directors’ knowledge, currently threatened.

Why is the amendment to the Certificate of Incorporation of the Company necessary?

     Under the Company’s existing Certificate of Incorporation, the Company does not have the authority to issue shares of preferred stock. The Board of Directors believes that the authorization of preferred stock is advisable and in the best interests of the Company and its stockholders for several reasons. First, the Company has submitted an application to the Treasury to participate in the Capital Purchase Program. The Company’s application is currently under review by the Treasury. The Capital Purchase Program is intended to encourage financial institutions to increase the flow of financing to United States business and consumers and to support the United States economy. If the Company’s application is approved by the Treasury, the Company would be eligible to sell a maximum of $62,000,000 and a minimum $20,900,000 of preferred stock to the Treasury. Although the Company’s capital position remains sound, the Board of Directors desires to consider the opportunity presented by the Treasury and to maximize the Company’s ability to maintain its existing capital, take advantage of current market conditions and support its existing operations and anticipated future growth.

     Second, the authorization of the preferred stock would permit the Board of Directors to issue such stock without further stockholder approvals or delay and, thereby, provide the Company with maximum flexibility in participating in the Capital Purchase Program, in structuring acquisitions, joint ventures, strategic alliances and capital-raising transactions, and for other corporate purposes. The preferred stock would enable the Company to respond promptly to and take advantage of market conditions and other favorable opportunities without incurring the delay and expense associated with calling a special meeting of the stockholders of the Company to approve a contemplated stock issuance. The Board of Directors believes that this will also save costs because it will not have to seek additional stockholder approval to issue the preferred shares unless it is required to obtain stockholder approval for the transaction under the rules of any quotation board or stock exchange to which it is subject. The Company presently contemplates no particular transaction involving the issuance of preferred stock other than consideration of the Capital Purchase Program. However, the Board of Directors believes that even if the Treasury were to deny its application, preferred stock may be a component in future raising of capital for the benefit of the Company.

What are the material terms of the Company’s participation in the Capital Purchase Program?

     If the Company’s application is accepted, any shares of preferred stock issued to the Treasury will have the following characteristics, rights, preferences, obligations and duties:

  qualify as Tier 1 capital and rank senior to the common stock of the Company;
  a liquidation preference of $1,000 per share;
  earn cumulative dividends at a rate of 5% per annum for the first 5 years and 9% thereafter, with dividends being paid quarterly;
  be callable at par, in whole or in part, in the sole discretion of the Company after 3 years and prior to the end of such 3 year period, be redeemable only with proceeds from a sale of Tier 1 qualifying preferred stock or common stock for cash that results in aggregate gross proceeds to the Company of not less than 25% of the aggregate gross proceeds from the issuance of the preferred stock;
  generally have no voting rights other than class voting rights on matters that could adversely affect the preferred stock; provided, that if the Company fails to pay dividends on the preferred stock for six quarters, whether or not consecutive, the holders of the preferred stock would have the right, voting as a class, to elect two members of the Company’s Board of Directors; and
  be transferable to a third party at any time.

     The Treasury will also receive warrants to purchase shares of the Company’s common stock having an aggregate market price equal to 15% of the Treasury’s initial investment in the Company. The warrants will be exercisable for a term of ten years. The exercise price of the warrants will be the market price of the Company’s common stock on the date the Company’s application is preliminarily approved by the Treasury calculated on a 20-day trailing average. For example, if the Company issued $62,000,000 of preferred stock to the Treasury, then the Treasury would be entitled to purchase up to $9,300,000 worth of the Company’s common stock. If the Company’s application was accepted on November 18, 2008, then the exercise price of the warrants would be $16.42 per share of common stock and the warrant would be exercisable for 566,382 shares of the Company’s common stock (4.26% of our total issued and outstanding shares of common stock as of the record date assuming the exercise of such warrants). The preceding example is for illustration only, as the exact exercise price for shares which the Treasury is entitled to purchase under the warrants will be determined on the date the preferred stock is preliminarily approved by the Treasury, and the number of shares of the Company’s common stock that the Treasury is entitled to purchase will depend upon the aggregate amount of preferred stock issued to the Treasury.

     In addition, it is possible that in the future, Congress may adopt additional statutes or the Treasury may adopt regulations which impose additional restrictions on participants in the Capital Purchase Program.

     More information about the Capital Purchase Program is available at the Treasury’s web-site: http://www.treas.gov/initiatives/eesa. The foregoing description of the anticipated designations, powers, preferences, rights, qualifications and limitations of the preferred stock is qualified in its entirety by reference to the Treasury’s mandated form of Certificate of Designations for Fixed Rate Cumulative Perpetual Preferred Stock attached to this proxy statement as Appendix B.

How will participation in the Capital Purchase Program affect the Company and its stockholders?

     The preferred stock issued to the Treasury will have economic consequences on the Company and its common stockholders including, without limitation, the following:

  payment of the preferred dividend to the holders of the preferred stock will dilute the economic interests of our common stockholders, but the 5% preferred dividend is competitive with the cost of capital currently being offered to the Company by non-governmental sources;
  current holders of common stock will experience dilution in earnings per share of common stock Company upon the issuance of the warrants at the time of the funding by the Treasury;
  if the holders of the preferred stock exercise the warrant to purchase common stock of the Company, then the other holders of common stock of the Company may experience dilution in the net book value per share, but the exercise price of the warrant and the price per share of the Company’s common stock at the time the warrant is exercised will determine the extent of such dilution to the other holders of common stock of the Company;

  holders of the common stock of the Company will not have preemptive rights with respect to the preferred stock issued to the Treasury or the common stock issuable upon the exercise of the warrants;
  for so long as the preferred stock is outstanding, unless all accrued and unpaid dividends on the preferred stock have been paid in full, no cash dividend or distribution will be declared or paid on the common stock of the Company or any other shares junior in rank to the preferred Stock;
  until the third anniversary of the investment by the Treasury, unless the preferred stock is earlier entirely redeemed or entirely transferred to third parties, the Company may not increase dividend payable on the Company’s common stock without the prior approval of the Treasury;
  the Company will be obligated, at its cost and expense, to file and maintain as effective one or more shelf registration statements with respect to the shares of preferred stock, the warrants and the shares of common stock issuable upon the exercise of the warrants; and
  the Company will be obligated to use its best efforts to cause the common stock issuable upon exercise of the warrants to be listed on the securities exchange on which the Company’s common stock is listed, presently the NASDAQ Stock Market and, upon request of the Treasury, to cause the preferred stock and the warrants to be so listed.

     The preferred stock generally carries no voting rights other than class voting rights on matters that could adversely affect the preferred stock, but if the Company fails to pay dividends on the preferred stock for six quarters (whether or not consecutive), then holders of the preferred stock would have the right to elect two members of the Company’s Board of Directors, which would give holders of the preferred stock the ability to influence the Company’s management.

     In addition, the Company will be required to meet certain compensation standards for senior executives, including, without limitation:

  ensuring that incentive compensation does not encourage unnecessary and excessive risks that threaten the Company’s value;
  requiring clawbacks of any paid bonus or incentive compensation based on statements of earnings, gains or other criteria that are later proven to be “materially inaccurate”;
  prohibitions on “golden parachute payments” based on the Internal Revenue Code; and
  limitations on the tax deductibility of executive compensation in excess of $500,000 for each senior executive.

     If the Treasury accepts the Company’s application and we elect to participate in the program, the above restrictions will limit our ability to compensate key executives. The Company does not believe that these restrictions will materially affect our ability to retain key executives.

What are the potential pro forma affects to the Company if capital is raised by selling preferred stock to the Treasury?

     The following unaudited pro forma financial information of the Company for the fiscal year ended December 31, 2007 and the nine months ended September 30, 2008 show the effects of a minimum of $20,900,000 and a maximum of $62,600,000 of Senior Preferred Stock issued to the Treasury pursuant to the Capital Purchase Program. We have included the following unaudited pro forma consolidated financial information solely for the purpose of providing stockholders with information that may be useful for purposes of considering and evaluating the proposal to amend our Certificate of Incorporation.

     The pro forma financial information presented below may change materially under either the “Minimum” or “Maximum” scenario based on the actual proceeds received under the Capital Purchase Program if our application is approved by Treasury, the timing and utilization of the proceeds as well as certain other factors including the strike price of the warrants, any subsequent changes in the Company’s common stock price, and the discount rate used to determine the fair value of the Preferred Stock. The actual amount raised from the Treasury will depend on the Company’s perceived capital needs at the time of the closing of the Treasury’s investment and the Company’s ability to raise capital from private market sources, such as the previously described potential placement of convertible trust preferred securities. Accordingly, the “Minimum” or “Maximum” pro forma scenarios included in the following unaudited pro forma financial information are not likely to be indicative of the actual effects of the Company’s participation in the Capital Purchase Program.

ENTERPRISE FINANCIAL SERVICES CORP
PRO FORMA CONSOLIDATED BALANCE SHEETS

	As Reported	Pro Forma
(In thousands)	September 30, 2008	September 30, 2008
Balance sheet data:		Minimum	Maximum
ASSETS
Cash and due from banks	$38,641	$38,641	$38,641
Securities and other interest earning assets (1)	117,828	138,696	180,428
Loans, net of reserve	1,916,938	1,916,938	1,916,938
Other assets	162,994	162,994	162,994
Total assets	$2,236,401	$2,257,269	$2,299,001

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Deposits	$1,688,053	$1,688,053	$1,688,053
Borrowings	355,465	355,465	355,465
Other liabilities	7,924	7,924	7,924
Total liabilities	2,051,442	2,051,442	2,051,442

Shareholders' equity
Preferred stock (1)	-	20,868	62,600
Discount on preferred stock (2) (3)	-	(2,408)	(7,222)
Common stock	128	128	128
Treasury stock, at cost	(1,743)	(1,743)	(1,743)
Warrants (2)	-	2,408	7,222
Additional paid in capital	109,743	109,743	109,743
Retained earnings	76,549	76,549	76,549
Accumulated other comprehensive income	282	282	282
Total shareholders' equity	184,959	205,827	247,559
Total liabilities and shareholders' equity	$2,236,401	$2,257,269	$2,299,001

CAPITAL RATIOS
Leverage (Tier 1 capital to assets)	8.65%	9.51%	11.18%
Tier 1 capital to risk-weighted assets	8.33%	9.88%	12.03%
Total capital to risk-weighted assets	10.18%	11.24%	13.40%

(1)	This pro forma assumes the issuance of $20,868 (minimum) and $62,600 (maximum) shares of Preferred Stock by the Company on September 30, 2008. This pro forma does not reflect the issuance of any other securities which the Company is currently considering as a means of raising capital, including without limitation, the previously described possible issuance of convertible trust preferred securities.
(2)	The carrying values of the preferred stock and warrants are based on their relative fair values at issue date.
(3)	The discount on the preferred stock will be amortized over a five year period using the effective interest method.

ENTERPRISE FINANCIAL SERVICES CORP
PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

	As Reported	Pro Forma
	Nine months ended	Nine months ended
(In thousands except per share data)	September 30, 2008	September 30, 2008
Income statement data:		Minimum	Maximum
Total interest income (1)	$88,818	$89,131	$89,757
Total interest expense	39,293	39,293	39,293
Net interest income	49,525	49,838	50,464
Provision for loan losses	8,350	8,350	8,350
Net interest income after provision for loan losses	41,175	41,488	42,114
Total non interest income	17,622	17,622	17,622
Total non interest expense	45,689	45,689	45,689
Income before income tax expense	13,108	13,421	14,047
Income tax expense (2)	4,726	4,832	5,057
Net income	$8,382	$8,589	$8,990
Effective dividend on preferred stock		1,082	3,251
Net income available to common shareholders		$7,507	$5,739

Per share amounts:
Basic earnings per share	$0.67	$0.60	$0.46
Basic weighted average common shares outstanding	12,550	12,550	12,550

Diluted earnings per share	$0.66	$0.59	$0.45
Diluted weighted average common shares outstanding (3)	12,749	12,758	12,775

(1)	The pro forma assumes that the funds received from the issuance of preferred stock were invested in Federal funds on January 1, 2008 and earned interest at a rate of 2%. The proceeds from the issuance of preferred stock are actually intended to be used for a combination of supporting loan growth and other purposes, as described in "What plans does the Company have for any capital raised by the sale of preferred stock to the Treasury?"
(2)	An incremental tax rate of 36% was applied.
(3)	The diluted average common shares outstanding includes the estimated effect of the exercise of the warrants and is accounted for under the treasury stock method.

ENTERPRISE FINANCIAL SERVICES CORP
PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

	As Reported	Pro Forma
	Year ended	Year ended
(In thousands except per share data)	December 31, 2007	December 31, 2007
Income statement data:		Minimum	Maximum
Total interest income (1)	$122,517	$123,143	$124,395
Total interest expense	61,465	61,465	61,465
Net interest income	61,052	61,678	62,930
Provision for loan losses	4,615	4,615	4,615
Net interest income after provision for loan losses	56,437	57,063	58,315
Total non interest income	19,673	19,673	19,673
Total non interest expense	49,516	49,516	49,516
Income before income tax expense	26,594	27,220	28,472
Income tax expense (2)	9,016	9,255	9,680
Net income	$17,578	$17,965	$18,792
Effective dividend on preferred stock		1,450	4,357
Net income available to common shareholders		$16,515	$14,435

Per share amounts:
Basic earnings per share	$1.44	$1.35	$1.18
Basic weighted average common shares outstanding	12,239	12,239	12,239

Diluted earnings per share	$1.38	$1.31	$1.15
Diluted weighted average common shares outstanding (3)	12,562	12,575	12,602

(1)	The proforma assumes that the funds received from the issuance of preferred stock were invested in Federal funds on January 1, 2007 and earned interest at a rate of 3%.
(2)	An incremental tax rate of 34% was applied.
(3)	The diluted average common shares outstanding includes the estimated effect of the exercise of the warrants and is accounted for under the treasury stock method.

What plans does the Company have for any capital raised by the sale of preferred stock to the Treasury?

     The Board of Directors has authorized the Company to raise up to $62,000,000 from the sale of up to 62,000 shares of preferred stock, liquidation value $1,000 per share, to the Treasury, the maximum amount available to the Company under the participation formula adopted by the Treasury. The Company is also considering other possibilities to raise regulatory capital, including the issuance of trust preferred securities which would be convertible into shares of the Company’s common stock. To the extent that the Company can secure such other non-governmental sources of capital on terms acceptable to the Company, the Company would decrease its participation in the Capital Purchase Program. The Treasury is not obligated to accept the Company’s application, and there is no guarantee that the Company will receive any funds through the Capital Purchase Program. The Company intends to use any proceeds from the sale of the preferred stock to the Treasury for purposes of funding prudent loan growth at Enterprise Bank & Trust, a wholly-owned subsidiary of the Company (the “Bank”). The Bank historically has focused its lending activities on private businesses and their owner families in the Bank’s markets. Through the first three quarters of 2008, the Bank has increased loans by $301,000,000, or 18%. Almost two thirds of such growth was produced from a wide range of commercial and industrial businesses. In addition, the Company will also consider acquisitions within its St. Louis, Missouri, Kansas City, Missouri, Kansas City, Kansas and Phoenix, Arizona area markets that will increase the Company’s market share and/or add value to the Company.

What will the consequences be if Proposal One is not approved and/or the Company is not approved for participation in the Capital Purchase Program?

     If Proposal One is not approved, or if Proposal One is approved but the Treasury denies the Company’s application to participate in Capital Purchase Program, then the Company will pursue alternative means of raising capital to sustain the Company’s anticipated future growth. While the Company’s capital position is sound, the Board of Directors desires to consider the opportunity presented by the Treasury to support its existing operations and anticipated future growth. However, the Company will also likely consider other sources of capital. The Treasury funding is seen as a desirable source of capital on advantageous terms. If, the Company is unable to participate in the Capital Purchase Program, it may have to rely entirely on alternative private market capital, which could be on terms less favorable than those provided by the Treasury.

THE COMPANY’S BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS A VOTE “FOR” THE
PROPOSED CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

INFORMATION REGARDING BENEFICIAL OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following tables show, as of September 30, 2008 (except where a different date is mentioned), certain information about ownership of the common stock of the Company by: (i) those persons or entities known by management to beneficially own more than 5% of the Company’s common stock, (ii) each director, the named executive officers, and (iii) all directors and executive officers as a group. As of September 30, 2008, there were 12,726,975 shares of common stock of the Company outstanding.

     (a) Security Ownership of Certain Beneficial Owners:

Name & Address of	Number of	Percentage of
Beneficial Owner	Shares	Ownership
Royce & Associates LLC	624,800(1)	5.0%
1414 Avenue of the Americas
New York, NY 10019

(1) Holdings reported on From 13G filed on January 28, 2008

     (b) Security Ownership of Management:

	Number of
	Shares	Percentage of
Beneficial Owner	(1) (2)	Ownership
Kevin C. Eichner (5)	597,646	4.7%
Peter F. Benoist (3) (4) (6)	225,680	1.8%
Robert E. Guest, Jr. (7)	187,035	1.5%
James Murphy	146,089	*
Robert E. Saur (9)	133,931	*
Linda M. Hanson (3) (4) (8)	81,155	*
Henry D. Warshaw (3) (10)	79,549	*
Lewis Levey	72,236	*
Birch M. Mullins	61,948	*
Frank H. Sanfilippo (3) (4)	52,372	*
Stephen P. Marsh (4)	39,834	*
William H. Downey	14,233	*
Sandra VanTrease	11,148	*
Michael A. DeCola (11)	4,275	*
Brenda D. Newberry	267	*
All Directors and Executive Officers
as a Group (15 total)	1,707,398	13.4%

* Less than 1%

(1)	Pursuant to the rules of the Securities and Exchange Commission, certain shares of Common Stock which a person has the right to acquire within 60 days pursuant to the exercise of stock options and warrants reflected in the number of shares shown on this table are deemed to be outstanding for the purpose of computing beneficial ownership and the percentages of ownership of that person, but are not deemed outstanding for the purposes of computing the percentage ownership of any other person. All directors and executive officers as a group hold options to purchase an aggregate of 132,732 shares of Common Stock.

(2)	Unless otherwise indicated, the named person has sole voting and investment power for all shares shown.

(3)	Includes options outstanding and exercisable as of September 30, 2008, or within 60 days thereafter, including those beneficially owned by the named person, as follows: Mr. Benoist, 94,147 shares; Ms. Hanson, 1,886 shares; Mr. Warshaw, 3,637 shares; Mr. Sanfilippo, 33,062 shares, all directors and named executive officers as a group, 132,732 shares.

(4)	Includes shares indirectly held in the EFSC Incentive Savings Plan beneficially owned by the named person, as follows: Mr. Benoist, 826 shares, Ms. Hanson, 1,667 shares, Mr. Marsh, 399 shares and Mr. Sanfilippo, 1,361 shares.

(5)	Includes 349,650 shares held by Meramec Enterprise Holdings, LLC as to which Mr. Eichner has sole voting and investment power. Includes 80,681 shares held in the name of Mr. Eichner in which he has sole voting and investment power and 167,315 shares held in Mr. Eichner’s trust in which he has sole voting and investment power.

(6)	Includes 111,400 shares held jointly by Mr. Benoist and his spouse as to which Mr. Benoist has shared voting and investment power and 19,307 shares held in the name of Mr. Benoist in which he has sole voting and investment power.

(7)	Includes 137 shares held in the name of Mr. Guest in which he has sole voting and investment power. Includes 39,876 shares held jointly by Mr. Guest and his spouse as to which Mr. Guest has shared voting and investment power; 8,220 shares held in an Individual Retirement Account for the benefit of Mr. Guest’s spouse as to which Mr. Guest has shared voting and investment power; 41,511 shares held in a trust for the benefit of Mr. Guest’s children as to which Mr. Guest is a co-trustee and has shared voting and investment power; includes 73,171 shares held by the spouse of Mr. Guest as to which Mr. Guest has shared voting and investment power, includes 24,120 shares held in an account for the benefit of Mr. Guest’s children of which the spouse of Mr. Guest is the custodian.

(8)	Includes 8,500 shares held in an Individual Retirement Account for the benefit of Ms. Hanson, in which Ms. Hanson has sole voting and investment power, 11,715 shares held in the name of Ms. Hanson, in whish she has sole voting and investment power, 43,472 shares held jointly by Ms. Hanson and her spouse as to which Ms. Hanson has shared voting and investment power, 13,915 shares held for the benefit of Ms. Hanson’s children as to which Ms. Hanson has sole voting and investment power.

(9)	Includes 1,556 shares held in the name of Mr. Saur in which Mr. Saur has sole voting and investment power; 116,940 shares held in a trust for the benefit of Mr. Saur in which Mr. Saur has sole voting and investment power; and 15,435 shares held in a family partnership as to which Mr. Saur has shared voting and investment power.

(10)	Includes 25,740 shares held in an Individual Retirement Account for the benefit of Mr. Warshaw, in which Mr. Warshaw has sole voting and investment power; and 25,980 shares held in an Individual Retirement Account for the benefit of the spouse of Mr. Warshaw, as to which Mr. Warshaw has shared voting and investment power; and 24,192 shares in the name of Mr. Warshaw in which Mr. Warshaw has sole voting and investment power.

(11)	Includes 4,000 shares held jointly by Mr. DeCola and his spouse as to which Mr. DeCola has shared voting and investment power and 275 shares held in the name of Mr. DeCola in which he has sole voting and investment power.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     The rules of the United States Securities and Exchange Commission (“SEC”) permit the Company to “incorporate by reference” certain information we file with the SEC into this Proxy Statement. This means that we can disclose important information to stockholders by referring the stockholders to another document without restating such information in this Proxy Statement. Any information incorporated by reference into this Proxy Statement is considered to be part of this Proxy Statement from the date we file that information with the SEC. Any reports filed by us with the SEC after the date of this Proxy Statement will automatically update and, where applicable, supercede any information contained in this Proxy Statement or incorporated by reference into this Proxy Statement.

     The following financial statements and other portions of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, as filed with the SEC on March 14, 2008 (the "Form 10-K"), and the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2008, as filed with the Commission on November 7, 2008 (the "Form 10-Q") are incorporated by reference herein:

  financial statements and supplementary financial information of the Company appearing in Part II, Item 8 to the Form 10-K and in Part I, Item 1 of the Form 10-Q;

  management's discussion and analysis of financial condition and results of operations appearing in Part II, Item 7 of the Form 10-K and Part I, Item 2 of the Form 10-Q;

  quantitative and qualitative disclosures about market risk appearing in Part II, Item 7A of the Form 10-K and Part 1, Item 3 of the Form 10-Q; and

  changes in and disagreements with accountants on accounting and financial disclosure appearing in Part II, Item 9 of the Form 10-K.

     All documents filed by us subsequent to the date hereof pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and prior to the Special Meeting are also hereby incorporated by reference.

     We are willing to provide, at no charge, to each stockholder of the Company (including beneficial owners) to whom this Proxy Statement is delivered, upon his, her or its written request, by first class mail or other equally prompt means within one business day of receipt of such a request therefor, a copy of any or all documents referred to above that have been or may be incorporated by reference into this Proxy Statement, excluding any exhibit to those documents unless they are specifically incorporated by reference into those documents. Your may submit your request for a copy of the aforementioned documents, without change, by contacting Frank H. Sanfilippo, Chief Financial Officer, at the Company’s offices located at 150 N. Meramec, Clayton, Missouri 63105, or by telephone at (800)396-8141.

     We also maintain an Internet site at enterprisebank.com. Other than as incorporated by reference above, the information found on, or otherwise accessible through, our website is not incorporated by reference into, and is not otherwise a part of, this Proxy Statement or any other document what we file or furnish to the SEC.

PROPOSALS OF STOCKHOLDERS

     Stockholders of the Company are entitled to present proposals for actions at a forthcoming meeting of the stockholders of the Company if they comply with the requirements of the Securities and Exchange Commission proxy rules. Any proposals intended to be presented at the 2009 Annual Meeting of Stockholders of the Company must have been received at the Company’s principal office as 150 N. Meramec, Clayton, Missouri 63105 on or before November 15, 2008 in order to be considered for inclusion in the Company’s proxy statement and form of proxy relating to such meeting.

     For a proper shareholder proposal submitted outside of the process provided by Rule 14a-8 to be eligible for presentation at the Company’s next annual meeting, timely notice must be delivered or mailed to and received by the Secretary of the Company at the principal executive offices of the Corporation not less than ninety days nor more than one hundred twenty days prior to the first anniversary of the preceding year’s annual meeting.

OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Special Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Special Meeting, including, without limitation, matters relating to the conduct of the Special Meeting, it is the intention of the persons named on the Proxy Card to vote the shares represented thereby in accordance with their judgment as to the best interests of the Company on such matters.

ADDITIONAL INFORMATION

     The Company’s Internet website is enterprisebank.com. We make available free of charge on or through our website, various reports that we file with or furnish to the Securities and Exchange Commission, including, without limitation, our annual reports, quarterly reports, current reports and proxy statements. These reports are made available as soon as reasonably practicable after they are filed with or furnished to the Securities and Exchange Commission.

By order of the Board of Directors,

Noel J. Bortle, Secretary

APPENDIX A

ENTERPRISE FINANCIAL SERVICES CORP

CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

     ENTERPRISE FINANCIAL SERVICES CORP, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that the following amendment to the Certificate of Incorporation of said Corporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware:

     Article FOUR of the Certificate of Incorporation of the Corporation is amended to read in its entirety as follows:

     The aggregate number of shares of all classes of capital stock which the corporation shall have the authority to issue shall be Thirty-five million (35,000,000) shares divided into two classes as follows:

     (a) Five million (5,000,000) shares of preferred stock having par value of $.01 per share (the “Preferred Stock”); and

     (b) Thirty million (30,000,000) shares of common stock having par value of $.01 per share (the “Common Stock”).

     The Board of Directors of the corporation shall be authorized, subject to any limitations prescribed by the law of the State of Delaware, to provide in a resolution or resolutions for the issuance of shares of the Preferred Stock in one or more series, and, by filing a Certificate of Designation pursuant to the applicable law of the State of Delaware (a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series and to fix the designations, powers, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any. The authority of the Board of Directors of the corporation with respect to each series of the Preferred Stock shall include, but not be limited to, determination of the following:

     (A) the number of shares constituting that class or series and the distinctive designation of that series;

     (B) the dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

     (C) whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms and conditions of such voting rights, including, without limitation, whether such series shall have the right to vote as a separate class and/or vote on a cumulative or noncumulative basis;

     (D) whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion including provision for adjustment of the conversion rate upon the occurrence of such events as the Board of Directors of the corporation shall determine;

     (E) whether the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

     (F) whether that series shall have a sinking fund for the redemption or purchase of shares of the series, and, if so, the terms and amount of such sinking fund;

     (G) the rights and/or preferences of the shares of that series in the event of the voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment in respect of shares of that series; and

     (H) any other relative rights, preferences and limitations of that series.

A-1

     The Board of Directors of the corporation is expressly authorized to adopt such resolution or resolutions and issue such Preferred Stock from time to time as it may deem desirable. The Board of Directors of the corporation is further expressly authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series of Preferred Stock, the number of which is fixed by it, subsequent to the issuance of shares then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in this Certificate of Incorporation or the resolution or resolutions of the Board of Directors of the corporation originally fixing the number of shares of such series. If the number of shares of any series of Preferred Stock is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series of Preferred Stock. The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares of such class then outstanding) by the vote of a majority of the outstanding shares of stock entitled to vote thereon, and no separate class vote of either the Common Stock or the Preferred Stock shall be required to effect any such amendment.

     The shares of the authorized Common Stock shall be identical in all respects and shall have equal rights and privileges, subject only to the senior rights applicable to the Preferred Stock or any series thereof. Except as may be provided in this Certificate of Incorporation or in a Preferred Stock Designation or by applicable law of the State of Delaware, holders of the Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote, holders of the Common Stock shall have the exclusive right to vote for the election of Directors of the corporation and for all other purposes, and holders of shares of the Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders of the corporation; provided, however, that in all elections of Directors of the corporation, each holder of shares of the Common Stock shall have the right to cast as many votes as shall equal (x) the number of shares held by him, her or it, and multiplied by (y) the number of Directors of the corporation to be elected, and he, she or it may cast all such votes for a single Director or may distribute them among the number of Directors to be elected, or any two (2) or more of them, as such shareholder may deem fit. Holders of shares of the Common Stock shall at all times, except as otherwise provided in this Certificate of Incorporation or as required by the law of the State of Delaware, vote as one class, together with the holders of any other class or series of stock of the Corporation accorded such general voting rights.

A-2

APPENDIX B

ENTERPRISE FINANCIAL SERVICES CORP

TREASURY FORM OF CERTIFICATE OF DESIGNATIONS OF
FIXED RATE CUMULATIVE PERPETUAL PREFERRED STOCK

     [Insert name of Corporation], a [corporation] organized and existing under the laws of the [Insert jurisdiction of organization] (the "Corporation"), in accordance with the provisions of Section[s] [•] of the [Insert applicable statute] thereof, does hereby certify:

     The board of directors of the Corporation (the "Board of Directors") or an applicable committee of the Board of Directors, in accordance with the [certificate of incorporation and bylaws] of the Corporation and applicable law, adopted the following resolution on [•] creating a series of [•] shares of Preferred Stock of the Corporation designated as "Fixed Rate Cumulative Perpetual Preferred Stock, Series [•]".

     RESOLVED, that pursuant to the provisions of the [certificate of incorporation and the bylaws] of the Corporation and applicable law, a series of Preferred Stock, par value $[•] per share, of the Corporation be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:

     Part 1. Designation and Number of Shares. T here is hereby created out of the authorized and unissued shares of preferred stock of the Corporation a series of preferred stock designated as the "Fixed Rate Cumulative Perpetual Preferred Stock, Series [•]" (the "Designated Preferred Stock"). The authorized number of shares of Designated Preferred Stock shall be [•].

     Part 2. Standard Provisions. The Standard Provisions contained in Annex A attached hereto are incorporated herein by reference in their entirety and shall be deemed to be a part of this Certificate of Designations to the same extent as if such provisions had been set forth in full herein.

     Part. 3. Definitions. The following terms are used in this Certificate of Designations (including the Standard Provisions in Annex A hereto) as defined below:

     (a) "Common Stock" means the common stock, par value $[•] per share, of the Corporation.

     (b) "Dividend Payment Date" means [February 15, May 15, August 15 and November 15] of each year.

     (c) "Junior Stock" means the Common Stock, [Insert titles of any existing Junior Stock] and any other class or series of stock of the Corporation the terms of which expressly provide that it ranks junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Corporation.

     (d) "Liquidation Amount" means $[ 1,000)]1 per share of Designated Preferred Stock.

     (e) "Minimum Amount" means $[Insert $ amount equal to 25% of the aggregate value of the Designated Preferred Stock issued on the Original Issue Date].

B-1

     (f) "Parity Stock" means any class or series of stock of the Corporation (other than Designated Preferred Stock) the terms of which do not expressly provide that such class or series will rank senior or junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Corporation (in each case without regard to whether dividends accrue cumulatively or non-cumulatively). Without limiting the foregoing, Parity Stock shall include the Corporation's [Insert title(s) of existing classes or series of Parity Stock].

     (g) "Signing Date" means [Insert date of applicable securities purchase agreement].

     Part. 4. Certain Voting Matters. [To be inserted if the Charter provides for voting in proportion to liquidation preferences: Whether the vote or consent of the holders of a plurality, majority or other portion of the shares of Designated Preferred Stock and any Voting Parity Stock has been cast or given on any matter on which the holders of shares of Designated Preferred Stock are entitled to vote shall be determined by the Corporation by reference to the specified liquidation amount of the shares voted or covered by the consent as if the Corporation were liquidated on the record date for such vote or consent, if any, or, in the absence of a record date, on the date for such vote or consent. For purposes of determining the voting rights of the holders of Designated Preferred Stock under Section 7 of the Standard Provisions forming part of this Certificate of Designations, each holder will be entitled to one vote for each $1,000 of liquidation preference to which such holder's shares are entitled.] [To be inserted if the Charter does not provide for voting in proportion to liquidation preferences: Holders of shares of Designated Preferred Stock will be entitled to one vote for each such share on any matter on which holders of Designated Preferred Stock are entitled to vote, including any action by written consent.]

[1]	If issuer desires to issue shares with a higher dollar amount liquidation preference, liquidation preference references will be modified accordingly. In such case (in accordance with Section 4.7 of the Securities Purchase Agreement), the issuer will be required to enter into a deposit agreement.

B-2

150 N. Meramec Clayton, MO 63105

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER
COMMUNICATIONS
If you would like to reduce the costs incurred by Enterprise Financial Services Corp in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Enterprise Financial Services Corp., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Vote On Proposals		For	Against	Abstain

1.	To approve a Certificate of Amendment to the Company’s Certificate of Incorporation that will authorize the Company to issue up to 5,000,000 shares of preferred stock of the Company having such designations, powers, preferences, rights, qualifications and limitations as the Board of Directors of the Company may from time to time fix by resolution adopted by the Board of Directors of the Company (The Board of Directors recommend a vote "FOR" this proposal).

2.	To transact such other business as may properly come before the special meeting and at any adjournments or postponements thereof.

Please sign exactly as name appears on the label for this mailing. When stock is registered jointly, all owners must sign. When signing as attorney, executor, administrator, trustee or in another representative capacity, include signature and title. If a corporation, please sign the full corporate name by the President or other authorized officer. If a partnership or limited liability company, please sign in the entity name by an authorized person.

Please indicate if you plan to attend this meeting yes ☐ no ☐

Signature	Date	Signature	Date

ENTERPRISE FINANCIAL SERVICES CORP

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
FRIDAY, DECEMBER 12, 2008
1281 N. Warson Rd. St. Louis, MO 63132

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy card, having received the Notice of Special Meeting of Stockholders and Proxy Statement for the Special Meeting of Stockholders to be held on Friday, December 12, 2008, and revoking any proxy previously given, hereby appoint(s) Peter F. Benoist, Frank H. Sanfilippo and James J. Murphy, Jr. or any of them, each with full power of substitution, as proxies to vote all shares of the common stock of Enterprise Financial Services Corp (the “Company”) that such stockholder(s) is entitled to vote at the Special Meeting of Stockholders of the Company, to be held at the Company’s Support Center at 1281 N. Warson Rd. St. Louis, MO 63132 on Friday, December 12, 2008, at 10:00 a.m. local time and at any adjournment or postponements thereof and authorize(s) each to vote in such proxy’s discretion upon other business as may properly come before the special meeting or an adjournment or postponement thereof, in each case with the same force and effect as the undersigned might or could do if personally present. The proxies are authorized to vote in accordance with the specifications indicated by the stockholder(s) on the reverse side of this Proxy Card. If this Proxy Card is signed and returned by the stockholder(s) and no specifications are indicated, the proxies are authorized to vote “FOR” Proposal 1 and “FOR” Proposal 2.

(CONTINUED, AND TO BE DATED AND SIGNED ON THE REVERSE SIDE.)